                                                                    EXHIBIT 10.2


                              AMENDED AND RESTATED
                             1999 STOCK OPTION PLAN
                                       OF
                             BOFI.COM HOLDING, INC.


         1. PURPOSES OF PLAN

            The purposes of the 1999 Stock Option Plan ("PLAN") of BofI.com Holding, Inc., a Delaware corporation (the "COMPANY"), are to:

            (a) Encourage selected employees and directors to improve operations and increase profits of the Company;

            (b) Encourage selected employees and directors to accept or continue employment or association with the Company or its Affiliates; and

            (c) Increase the interest of selected employees and directors in the Company's welfare through participation in the growth in value of the common stock, par value $0.01 per share, of the Company (the "COMMON STOCK").

            Options granted under this Plan ("OPTIONS") may be "incentive stock options" ("ISOS") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE"), or "nonqualified options" ("NQOS").

         2. ELIGIBLE PERSONS

            Every person who at the date of grant of an Option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQOs or ISOs under this Plan. Every person who at the date of grant is a nonemployee director of the Company or any Affiliate (as defined below) of the Company is eligible to receive NQOs under this Plan. The term "AFFILIATE" as used in this Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "EMPLOYEE" includes an officer or director who is an employee of the Company.

         3. STOCK SUBJECT TO THIS PLAN

            (a) SHARE RESERVE. Subject to the provisions of Section 6.1.1 relating to adjustments upon changes in Common Stock and subsection (b), below, the Common Stock that may be issued pursuant to Options shall not exceed in aggregate 553,875 shares of Common Stock, which amount reflects the amount of shares of Common Stock originally reserved for issuance under this Plan (211,000), adjusted in accordance with Section 6.1.1 for two stock splits effected by the Company in 2001.

            (b) EVERGREEN SHARE RESERVE INCREASE. Notwithstanding Section 3(a) hereof and subject to the provisions of Section 6.1.1 relating to adjustments upon changes in Common Stock, for a period of eight (8) years, commencing with the annual meeting of stockholders in 2001, the aggregate number of shares of Common Stock that is available for issuance under the Plan on any date shall automatically be increased to that number of shares equal to the lesser of: (1) fifteen percent (15%) of the Shares Outstanding; or (2) such lesser number of shares as determined by the Board; provided, however, that in no event shall the number of shares of Common Stock which may be issued under this Plan exceed 3,000,000 shares. As used herein, "Shares Outstanding" shall mean the sum of:
(i) the number of issued and outstanding shares of Common Stock of the Company on the date Options are issued, plus (ii) the number of shares of Common Stock of the Company into which any convertible securities of the Company (whether debt or equity) ("Convertible Securities") may be converted ("Conversion Shares"), computed in accordance with the procedures described below. When computing the number of Conversion Shares (a) Conversion Shares shall be counted as Shares Outstanding as of the date of issuance of the underlying Convertible Securities; (b) assume that the Convertible Securities are converted into Conversion Shares at the price per share equal to the weighted average conversion price in accordance with the terms of the Convertible Securities, regardless of the actual conversion experience (for example, if the Convertible Securities may be converted at $10 per share for three years, $15 per share for two years and $20 per share for one year, assume that all Conversion Shares are converted at $13.33 per share conversion rate [[(3 years "times" $15] + (2 years "times" $15) + (1 year "times" $20)]/"divided by" 6 years]); and (c) assume that Conversion Shares are issued in perpetuity, regardless of any expiration of the Convertible Securities, any redemption or repurchase of such securities and regardless of whether any such Convertible Securities are converted.

            (c) REVERSION OF SHARES TO THE SHARE RESERVE. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Option shall revert to and again become available for issuance under the Plan.

            (d) SOURCE OF SHARES. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares bought on the market or otherwise.

         4. ADMINISTRATION

            4.1 GENERAL. This Plan shall be administered by the Board of Directors of the Company (the "BOARD") or, either in its entirety or only insofar as required pursuant to Section 4.2 hereof, by a committee (the "COMMITTEE") of at least two Board members to which administration of this Plan, or of part of this Plan, is delegated (in either case, the "ADMINISTRATOR"). If the Committee is comprised of two Board members, both members comprising the Committee shall be "non-employee directors" as that term is defined in Rule 16b-3 promulgated by the Securities and Exchange Commission ("RULE 16B-3"), or any successor rule thereto.

            4.2 PUBLIC COMPANY. From and after such time as the Company registers a class of equity securities under Section 12 of the Securities Exchange Act of

1934 (the "EXCHANGE ACT"), it is intended that this Plan shall be administered in accordance with the disinterested administration requirements of Rule 16b-3.

            4.3 AUTHORITY OF ADMINISTRATOR. Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion, to grant Options under the Plan and to determine the persons (each an "OPTIONEE") to whom Options are to be granted. The Administrator shall have the authority (subject to the provisions of this Plan) to establish such rules and regulations as it deems appropriate for the proper administration of this Plan and to make such determinations and interpretations concerning this Plan and Options granted under this Plan as it deems necessary or advisable. The Administrator shall have the authority to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

            4.4 INTERPRETATION BY ADMINISTRATOR. All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

            4.5 RULE 16B-3. With respect to persons subject to Section 16 of the Exchange Act, if any, transactions under this Plan are intended to comply with the applicable conditions of Rule 16b-3, or any successor rule thereto. To the extent any provision of this Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator. Notwithstanding the above, it shall be the responsibility of such persons, not of the Company or the Administrator, to comply with the requirements of Section 16 of the Exchange Act; and neither the Company nor the Administrator shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3 or any successor rule thereto, or if any such person incurs any liability under
Section 16 of the Exchange Act.

         5. GRANTING OF OPTIONS; OPTION AGREEMENT

            5.1 TERMINATION OF PLAN. No options shall be granted under this Plan after ten years from the date of adoption of this Plan by the Board.

            5.2 STOCK OPTION AGREEMENT. Each Option shall be evidenced by a written stock option agreement (the "OPTION AGREEMENT"), in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the Optionee, or both, to execute the Option Agreement shall not invalidate the granting of an Option, although the exercise of each option shall be subject to Section 6.1.3.

            5.3 TYPE OF OPTION. The Option Agreement shall specify whether each Option it evidences is an NQO or an ISO.

         6. TERMS AND CONDITIONS OF OPTIONS

            Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

            6.1 TERMS AND CONDITIONS TO WHICH ALL OPTIONS ARE SUBJECT. Options granted under this Plan shall be subject to the following terms and conditions:

                6.1.1 CHANGES IN CAPITAL STRUCTURE. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its absolute discretion.

                6.1.2 CORPORATE TRANSACTIONS.

                     (a) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action.

                     (b) In the event of a "change in control" of the Company, options granted pursuant to the Plan shall automatically be accelerated in full so as to become fully exercisable. In such event, the Administrator shall notify each Optionee at least 30 days prior to such proposed action that the options shall be fully exercisable for a period of 30 days from the date of such notice, and all such options shall terminate upon the expiration of such 30-day period.

                         For purposes of the foregoing, a change in control
means the occurrence of either of the following:

                         (i) any "person" (as used in Section 13(d) of the
Securities Exchange Act of 1934 and the rules promulgated thereunder) becomes the "beneficial owner" (as defined in Rule 13d-3) of securities representing a majority of the voting power of the then outstanding securities of the Company; or

                         (ii) a sale of assets involving all or substantially
all of the assets of the Company, or a merger or consolidation of the Company in which the holders of securities of the Company immediately prior to such event hold in the aggregate less than a majority of the securities of the Company or any other surviving or resulting entity immediately after such event.

                6.1.3 TIME OF OPTION EXERCISE. Subject to Section 5 and
Section 6.3.3, Options granted under this Plan shall be exercisable commencing in accordance with a schedule related to the date of the grant of the Option, the date of first employment, or such other date as may be set by the Administrator (in any case, the "VESTING BASE DATE") and specified in the Option Agreement relating to such Option; provided that the right to exercise an Option must vest at the rate of (a) at least 20% per year over five years from the date the Option was granted and (b) not more than 33.33% per year over three years from the date the Option was granted. In any case, no Option shall be exercisable until a written Option Agreement in form satisfactory to the Company is executed by the Company and the Optionee.

                6.1.4 OPTION GRANT DATE. The date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

                6.1.5 NONTRANSFERABILITY OF OPTION RIGHTS.

                     (a) INCENTIVE STOCK OPTIONS. No ISOs granted under this Plan may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the deceased Optionee's beneficiary or the representative of the Optionee's estate acknowledges and agrees in writing, in a form reasonably acceptable to the Company, to be bound by the provisions of this Plan (including the exercise procedures described in Section 7) and the Option Agreement covering such Options as if such beneficiary or estate were the Optionee. All rights with respect to ISOs granted to an Optionee under this Plan shall be exercisable during the Optionee's life-time by such Optionee only. Following an Optionee's death, all rights with respect to ISOs that were exercisable at the time of such Optionee's death and have not terminated shall be exercised by the Optionee's designated beneficiary or by the Optionee's estate.

                     (b) NON-QUALIFIED STOCK OPTIONS. No NQO is assignable or transferable by Optionee except by will or by the laws of descent and distribution. During the life of Optionee, the NQO is exercisable only by the Optionee. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of this NQO in a manner not herein permitted, and any levy of execution, attachment, or similar process on this NQO, shall be null and void. All rights with respect to such NQO that were exercisable at the time of the Optionee's death and have not terminated shall be exercised by the Optionee's designated beneficiary or by the Optionee's estate.

                6.1.6 PAYMENT. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time an Option is granted or exercised, the Administrator, in the exercise of its absolute discretion after considering any tax or accounting consequences, may authorize as an additional method of payment the delivery by the Optionee of Common Stock already owned by the Optionee for all or part of the Option price, provided the value (determined as set forth in Section 6.1.10) of such Common Stock is equal on the date of exercise to the Option exercise price, or such portion thereof as the Optionee is authorized to pay by delivery of such stock; provided, however, that if an Optionee has exercised any portion of any Option granted by the Company by delivery of Common Stock, the Optionee may not, within six months following such exercise, exercise any Option granted under this Plan by delivery of Common Stock without the consent of the Administrator.

                6.1.7 TERMINATION OF EMPLOYMENT.

                      (a) If, for any reason other than death, disability or "cause" (as defined below), an Optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "TERMINATION"), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement (but in no event after the Expiration Date); provided, that if such exercise of the Option would result in liability for the Optionee under Section 16(b) of the Exchange Act, then such 90-day period automatically shall be extended until the tenth day following the last date upon which Optionee has any liability under Section 16(b) (but in no event after the Expiration Date).

                     (b) If an Optionee dies while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the Optionee, by the Optionee's personal representative, or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within 12 months after the death of the Optionee, or such other period of not less than six months from the date of Termination as is specified in the Option Agreement (but in no event after the Expiration Date).

                     (c) If an Optionee ceases to be employed by the Company as a result of his or her disability, the Optionee may, but only within six months after the date of Termination (and in no event after the Expiration Date), exercise the Option to the extent otherwise entitled to exercise it at the date of Termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an ISO such ISO shall automatically convert to a NQO on the day three months and one day following such Termination. To the extent that the Optionee was not entitled to exercise the Option at the date of Termination or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to this Plan.

                     (d) If an Optionee is terminated for "cause" all Options then held by such Optionee shall terminate and no longer be exercisable as of the date of Termination.

                     (e) For purposes of this Section 6.1.7, "EMPLOYMENT" includes service as an employee or a director.

                     (f) For purposes of this Section 6.1.7, an Optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed three months or, if longer, if the Optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

                     (g) For purposes of this Section 6.1.7, "CAUSE" shall mean Termination (i) by reason of Optionee's commission of a felony, misdemeanor or other illegal conduct involving dishonesty, fraud or personal injury to others,
(ii) by reason of Optionee's dishonesty towards, fraud upon, or deliberate injury or attempted injury to the Company or any of its Affiliates, or (iii) by reason of Optionee's willfully engaging in misconduct which is materially and demonstrably injurious to the Company or any of its Affiliates.

                6.1.8 WITHHOLDING AND EMPLOYMENT TAXES. At the time of exercise of an Option or at such other time as the amount of such obligations becomes determinable (the "TAX DATE"), the Optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. If authorized by the Administrator in its absolute discretion, after considering any tax or accounting consequences, an Optionee may elect to (i) tender to the Company previously owned shares of Stock or other securities of the Company, or
(ii) have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company to pay some or all of the amount of tax that is required by law to be withheld by the Company as a result of the exercise of such Option, subject to the following limitations:

                      (a) Any election pursuant to clause (i) above by an Optionee subject to Section 16 of the Exchange Act shall either (x) be made at least six months before the Tax Date and shall be irrevocable; or (y) shall be made in (or made earlier to take effect in) any ten-day period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of earnings and shall be subject to approval by the Administrator, which approval may be given at any time after such election has been made. In addition, in the case of (y), the Option shall be held at least six months prior to the Tax Date.

                      (b) Any election pursuant to clause (ii) above, where the Optionee is tendering Common Stock issued pursuant to the exercise of an Option, shall require that such shares be held at least six months prior to the Tax Date.

                          Any of the foregoing limitations may be waived (or
additional limitations may be imposed) by the Administrator, in its absolute discretion, if the Administrator determines that such foregoing limitations are not required (or that such additional limitations are required) in order that the transaction shall be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3, or any successor rule thereto. In addition, any of the foregoing limitations may be waived by the Administrator, in its sole discretion, if the Administrator determines that Rule 16b-3, or any successor rule thereto, is not applicable to the exercise of the Option by the Optionee or for any other reason.

                         Any securities tendered or withheld in accordance
with this Section 6.1.8 shall be valued by the Company as of the Tax Date.

                6.1.9 OTHER PROVISIONS. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code. If Options provide for a right of first refusal in favor of the Company with respect to stock acquired by employees or directors, such Options shall provide that the right of first refusal shall terminate upon the earlier of (i) the closing of the Company's initial public offering of Common Stock, or
(ii) the date ten years after the grant date as set forth in Section 6.1.4.

                6.1.10 DETERMINATION OF VALUE. For purposes of this Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

                      (a) If the stock of the Company is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, its fair market value shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there are no sales for such date, then for the last preceding business day on which there were sales), as reported in the Wall Street Journal or similar publication.

                      (b) If the stock of the Company is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices).

                      (c) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, by consideration of such factors as the Administrator in its discretion deems appropriate among the recent issue price of other securities of the Company, the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

                6.1.11 OPTION TERM. Subject to Section 6.3.4, no Option shall be exercisable more than ten years after the date of grant, or such lesser period of time as is set forth in the Option Agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "EXPIRATION DATE").

                6.1.12 EXERCISE PRICE. The exercise price of any Option granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "TEN PERCENT STOCKHOLDER") shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

                6.1.13 CAPITAL REQUIREMENTS OF BANKING SUBSIDIARY. The Office of Thrift Supervision (the "OTS"), the primary regulator of the Bank of Internet, USA, a federal banking subsidiary of the Company, may direct the Company to require all Optionees who are employed by, or are directors of, such bank to exercise or forfeit their Options if such bank's capital falls below the minimum regulatory requirements as determined by the OTS. In such event, any Options which are so directed by the OTS to be exercised, but which are not exercised, shall terminate and be forfeited by the Optionees.

                6.2 EXERCISE PRICE OF NQOS. The exercise price of any NQO granted under this Plan shall in no event be less than the fair market value (determined in accordance with Section 6.1.10) of the stock subject to the Option at the time the Option is granted.

                6.3 TERMS AND CONDITIONS TO WHICH ONLY ISOS ARE SUBJECT.
Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

                    6.3.1 EXERCISE PRICE. Except as set forth in Section 6.1.12, the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.10) of the stock subject to the Option at the time the Option is granted.

                    6.3.2 DISQUALIFYING DISPOSITIONS. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

                    6.3.3 VESTING. Notwithstanding any other provision of this Plan, ISOs granted to any single Optionee under all incentive stock option plans of the Company and its subsidiaries may not "vest" for more than $100,000 in fair market value of stock (measured on the grant date(s)) in any calendar year. For purposes of the preceding sentence, an option "vests" when it first becomes exercisable. If, by their terms, such ISOs held by an Optionee taken together would vest to a greater extent in a calendar year, and unless otherwise provided by the Administrator, the vesting limitation described above shall be applied by deferring the exercisability of those ISOs or portions of ISOs which have the highest per share exercise prices; but in no event shall more than

$100,000 in fair market value of stock (measured on the grant date(s)) vest in any calendar year. The ISOs or portions of ISOs whose exercisability is so deferred shall become exercisable on the first day of the first subsequent calendar year during which they may be exercised, as determined by applying these same principles and all other provisions of this Plan including those relating to the expiration and termination of ISOs. In no event, however, will the operation of this Section 6.3.3 cause an ISO to vest before its terms or, having vested, cease to be vested.

                    6.3.4 TERM. Notwithstanding Section 6.1.11, no ISO granted to any Ten Percent Stockholder shall be exercisable more than five years after the date of grant.

         7. MANNER OF EXERCISE

            7.1 WRITTEN NOTICE; PAYMENT. An Optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in
Section 6.1.6. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

            7.2 DELIVERY OF STOCK. Promptly after receipt of written notice of exercise of an Option, the Company shall, without stock issue or transfer taxes to the Optionee or other person entitled to exercise the Option, deliver to the Optionee or such other person a certificate or certificates for the requisite number of shares of stock. An Optionee or permitted transferee of an Optionee shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

         8. EMPLOYMENT RELATIONSHIP

            Nothing in this Plan or any Option granted thereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any Optionee's employment or director relationship at any time, nor confer upon any Optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates, nor interfere in any way with provisions in the Company's charter documents or applicable law relating to the election, appointment, terms of office, and removal of members of the Board.

         9. FINANCIAL INFORMATION

            The Company shall provide to each Optionee during the period such Optionee holds an outstanding Option, and to each holder of Common Stock acquired upon exercise of Options granted under this Plan for so long as such person is a holder of such Common Stock, annual financial statements of the Company as prepared either by the Company or independent certified public accountants of the Company. Such financial statements shall include, at a minimum, a balance sheet and an income statement, and shall be delivered as soon as practicable following the end of the Company's fiscal year. The provisions of this Section 9 shall not apply with respect to Optionees who are key employees of the Company whose duties in connection with the Company assures them access to information equivalent to the information provided in the financial statements.

         10. CONDITIONS UPON ISSUANCE OF SHARES

             Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933 (the "SECURITIES ACT").

         11. NONEXCLUSIVITY OF PLAN

             The adoption of this Plan shall not be construed. as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under this Plan.

         12. MARKET STANDOFF

             Each Optionee, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options during a period not to exceed 180 days following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first two registration statements of the Company to become effective under the Securities Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of the above period.

         13. AMENDMENTS TO PLAN

             The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an Optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) such amendment materially alters the terms of the Plan, (b) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes, or (c) the Board otherwise concludes that stockholder approval is advisable.

         14. EFFECTIVE DATE OF PLAN

             This Plan shall become effective upon adoption by the Board, provided, however, that no Option shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders' meeting, is obtained within 12 months after adoption by the Board. If such stockholder approval is not obtained within such time, Options granted hereunder shall terminate and be of no force and effect from and after expiration of such 12-month period. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws.